SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

        / /      Preliminary Proxy Statement
        / /      Confidential, for Use of the Commission Only (as permitted by
                 Rule 14a-6(e)2))
        /X/      Definitive Proxy Statement
        / /      Definitive Additional Materials
        / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                           ACTIVE APPAREL GROUP, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


        Payment of filing fee (check the appropriate box):

        /X/      No fee required.

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                           ACTIVE APPAREL GROUP, INC.
                            1350 BROADWAY, SUITE 2300
                               NEW YORK, NY 10018

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

          NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Active Apparel Group, Inc. (the "Company") will be held on Friday, June 11, 1999 at 10:00 AM local time at The Kitano, 66 Park Avenue (at 38th Street), New York, New York 10016, in the Park Avenue Room on the 18th floor, for the following purposes.

          1. To elect six directors to serve until the next annual meeting at which their successors are elected.

          2. To ratify the selection of Berenson & Company, LLP as the Company's auditors.

          3. To transact such other business as may properly come before the meeting and any adjournments thereof and matters incident to the conduct of the Annual Meeting.

          The Board of Directors has fixed the close of business on May 4, 1999 as the record date for the determination of the Company's Common Stock and Class A Common Stock entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof.


                                    IMPORTANT

   WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A SELF-ADDRESSED STAMPED ENVELOPE IS ENCLOSED FOR THAT PURPOSE. IF YOU SEND IN YOUR PROXY AND THEN DECIDE TO ATTEND THE MEETING TO VOTE YOUR STOCK IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE AT YOUR REQUEST.

                           ACTIVE APPAREL GROUP, INC.
                            1350 BROADWAY, SUITE 2300
                               NEW YORK, NY 10018

                                 PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

          This Proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Active Apparel Group, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders to be held on Friday, June 11, 1999 at 10:00 AM local time at The Kitano, 66 Park Avenue (at 38th Street), New York, New York 10016, in the Park Avenue Room on the 18th floor, and at any adjournments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

          When a proxy is returned properly signed, the shares represented thereby will be voted by the proxies in accordance with the shareholder's directions. If the proxy is signed and returned without choices having been specified, the shares will be voted for the election as directors of the persons named herein, and for the ratification of the selection of Berenson & Company, LLP as the Company's auditors as described in "PROPOSAL 2 -- RATIFICATION OF THE COMPANY'S AUDITORS". If for any reason any of the nominees for election as directors shall become unavailable for election, discretionary authority may be exercised by the proxies to vote for substitutes proposed by the Board of Directors of the Company.

          A shareholder giving a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, or a duly executed later-dated proxy, or by requesting return of the proxy at the Meeting and voting in person.

          Only shareholders of record at the close of business on May 4, 1999 are entitled to notice of, and to vote at the Meeting. As of May 4, 1999 there were outstanding 2,492,581 shares of the Company's Common Stock, $.002 par value per share (the "Common Stock"), each of which is entitled to one vote per share at the Meeting; and there were 100,000 shares of the Company's Class A Common Stock, $.01 par value per share (the "Class A Stock"), each of which shares is entitled to five (5) votes per share at the Meeting. A majority of the outstanding shares of Common Stock and Class A Stock, combined, present in person or by proxy is required for a quorum. Broker "non-votes" and the shares as to which a shareholder abstains are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. Proxies marked as abstaining with respect to the proposal to ratify the appointment of independent auditors will have the effect of a vote against such proposal.

          The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission. The Company will reimburse record holders for expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

          The approximate date on which the enclosed form of proxy and this proxy statement are first being sent to shareholders is May 10, 1999.

PROPOSAL 1 -- ELECTION OF DIRECTORS

          Directors are elected by a plurality of the votes cast by the shareholders of the Company at a meeting at which a quorum of shares is represented. Each director shall serve until the next annual meeting of shareholders and until the successor of such director shall have been elected and qualified. The names of, and certain information, as of May 4, 1999, with respect to the persons nominated for election as directors are presented below.

          If no contrary instructions are indicated, proxies will be voted for the election of George Horowitz, James Anderson, Rita Cinque Kriss, Larry Kring, Edward Epstein and Angelo Giusti, the six nominees of the Board of Directors. All of the nominees are currently directors of the Company. The Company does not expect that any of the nominees will be unavailable for election, but if that should occur before the Meeting, the proxies will be voted in favor of the remaining nominees and may also be voted for a substitute nominee or nominees selected by the Board of Directors.

             The Board of Directors has unanimously approved the above-named nominees for directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THESE NOMINEES.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

                             YEAR OF FIRST
NAME                  AGE    ELECTION        POSITION

George Horowitz       49     1992            President; Chief Executive Officer;
                                             Chairman  of the Board;  Treasurer;
                                             Director(1)
James Anderson        62     1992            Vice   Chairman   of   the   Board;
                                             Director(1)(2)
Rita Cinque Kriss     33     1994            Executive Vice President; Secretary
                                             of the Company; Director(3)
Larry Kring           58     1993            Director(2)(3)
Edward Epstein        59     1996            Director(2)(3)
Angelo Giusti         48     1997            Director(2)


(1)       Member of the Executive Committee of the Board of Directors
(2)       Member of the Compensation Committee of the Board of Directors
(3)       Member of the Audit Committee of the Board of Directors

             MR. GEORGE HOROWITZ has been the President, Chief Executive Officer, Treasurer and a director of the Company since its inception in July 1992. Since January 1996, he has been Chairman of the Board. From October 1990 to January 1993, Mr. Horowitz was President and a director of Total Impact, Inc., an activewear apparel company in New York City. From March 1976 to March 1990, Mr.

Horowitz was employed by Golden Touch Imports, Inc. an apparel company in New York City, where he served as Vice President-Operations. He is currently serving on the Executive Committee for the Sports Apparel Council of the Sporting Goods Manufacturers Association.

             MR. ANDERSON has been a director of the Company since August 1992 and was Chairman of the Board from January 1994 through December 1995. Since January 1996, he has been Vice-Chairman of the Board. Since August 1996, he has been Managing Partner of Millenium Venture Management LLC. Since July 1987, he has been a management consultant in restructuring businesses. From 1981 to 1987, he was President of Pacific First Financial Corp. and Pacific First Federal Savings Bank and, in 1984, also became chairman of the board and CEO of each company. He has served on the boards of directors of numerous businesses, civic, arts and educational organizations and is a member of the Whitman College Board of Overseers. He is currently a member of the Board of Directors of the Washington Hospital Insurance Fund and the Washington Casualty Company.

             MS. CINQUE KRISS has been Executive Vice President and a director of the Company since May 1994. From April 1993 to May 1994, she was Vice President-Operations of the Company, and from August 1992 to April 1993, she served as a consultant to the Company in operations management. From November 1990 to August 1992, Ms. Cinque Kriss was the President of ITEW, Ltd., a management consulting company in the apparel industry. In 1986, she was a founding member of Women in International Trade, an organization created to promote international trade, where she served as a director from January 1990 to January 1993.

             MR. KRING has been a director of the Company since January 1993. Since August 1993, Mr. Kring has been a Group Vice President of Esterline Technologies, a diversified instrumentation, equipment and component manufacturing company listed on the New York Stock Exchange and located in Bellevue, Washington. From July 1978 to July 1993, Mr. Kring was the President and Chief Executive Officer of Heath Tecna Aerospace Company, a manufacturer of aircraft interior and aerospace components and a division of Ciba-Geigy Corporation.

             MR. EPSTEIN has been a director since January 1996. Mr. Epstein is an attorney admitted to practice law in both New York and Florida. He is an experienced litigator, and has represented clients in all aspects of the garment industry for 30 years. He is a member of the bars of the Supreme Court of the State of Florida, the Supreme Court of the State of New York, various United States District Courts and the United States Court of Appeals for the Second Circuit. He is a member of the Commercial Panel of Arbitrators, American Arbitration Association, the New York State Trial Lawyers Association, Association of Trial Lawyers of America and the Florida Academy of Trial Lawyers.

             MR. GIUSTI has been a director since January 1997. He has been Vice President of Operations at the Company since June 1997. From 1984 until June 1997, Mr. Giusti was President of Universal Business Forms, a printing company in New York City. From 1978 to 1984, Mr. Giusti was Sales Manager in New York for Uarco, a national printing company. Mr. Giusti has served on many community boards and activities. He was a New York City Public School teacher and he has remained active in local education and in youth sports activities. He is a former President of the Holmdel (Jersey Shore) Pop Warner Football League.
                                       3

             The Board of Directors of the Company met six (6) times during the fiscal year ended December 31, 1998. All the directors attended 75% or more of the aggregate number of applicable Board of Directors and committee meetings held during the year.

COMPENSATION OF DIRECTORS

             In addition to reimbursement for all reasonable out-of-pocket expenses actually incurred by directors in connection with attendance at meetings of the Board of Directors, or with officers of the Company for Company-related purposes, all non-employee directors receive options to purchase shares of the Company's common stock as compensation for services as directors.

             Effective January 1, 1995, non-employee Directors receive options pursuant to the Company's 1995 Non-Employee Director Stock Option Plan (the "Director Plan"), which was approved by the shareholders on October 6, 1995. The Director Plan provides for automatic grants of options to purchase 3,000 shares on the date of shareholder approval and, thereafter, yearly grants of options (the "Options") to purchase 3,000 shares of Common Stock (subject to adjustment as provided in the Director Plan) to each active director serving on the Board at the time of grant who is not an officer or employee of the Company. The Directors who are currently entitled to Options under the Director Plan are James Anderson, Larry Kring and Edward Epstein. The Director Plan also provides for automatic grants of Options to the Chairman and Secretary of the Board of Directors and the Chairman of each Committee of the Board, provided that such persons are not officers or employees of the Company. The Director Plan provides for the grant of Options to the Chairman and Secretary of the Board to purchase 200 shares on the date of shareholder approval and yearly grants of Options thereafter to purchase 200 shares. The Chairman of each Committee also receives automatic grants of Options to purchase 100 shares. The exercise price per share for all Options granted under the Director Plan is the fair market value of the shares of Common Stock covered by the Option on the date of grant. All Options vest in three equal installments on the first, second and third anniversary of the date of grant. The term of each Option is seven (7) years from the date of grant. An Option is exercisable only while the holder is serving as a Director of the Company or within 30 days after the holder ceases to so act (except that if the holder becomes disabled or dies while serving as a Director of the Company, the Option is exercisable prior to the last day of the sixth or twelfth month, respectively, following the date that such person ceases to be a Director).

             At a special meeting of the Board of Directors held on December 8, 1997, the Board compensation for 1998 was amended to provide annual compensation of $ 6,000 for each non-employee director, payable quarterly, together with options to purchase 2,500 shares of Common Stock.

COMMITTEES OF THE BOARD

             The Board has established three standing committees to assist it in carrying out its responsibilities:

             The members of the Executive Committee of the Board are George Horowitz, its Chairman, and James Anderson. This committee has responsibility for such special matters are determined by the Board from time to time. This Committee met four (4) times during 1998.

             The current members of the Compensation Committee are James Anderson, its Chairman, Larry Kring, Edward Epstein and Angelo Giusti. This committee has general responsibility for recommending to the Board remuneration for the President and Chief Executive Officer and determining the remuneration of other officers elected by the Board; granting stock options and otherwise administering the Company's stock option plans; and approval and administration of any other compensation plans or agreements. This committee met five (5) times during 1998.

             The current members of the Audit Committee are Larry Kring, its Chairman, Rita Cinque Kriss and Edward Epstein. This committee has oversight responsibility for reviewing the scope and results of the independent accountants' annual examination of the Company's financial statements; reviewing the overall adequacy and conduct of internal controls; and recommending to the Board of Directors the appointment of the independent accountants. This committee met two (2) times during 1998.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

             Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC" reports of ownership of Common Stock and other equity securities of the Company. Officers, directors and more than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 1998 all required Section 16(a) filings by beneficial owners were complied with, except that on January 11, 1999, George Horowitz and Rita Cinque Kriss filed a Form 5 with respect to an acquisition of 15,000 shares and 7,500, respectively, on March 26, 1998, and on January 11, 1999, Mr. Horowitz's 1997 Form 5 was amended with respect to an acquisition of 4,000 shares on December 17, 1997. On January 11, 1999, Angelo Giusti filed a Form 5 with respect to the grant of options to purchase 2,500 shares of Common Stock on June 5, 1998.


              PROPOSAL 2 -- RATIFICATION OF THE COMPANY'S AUDITORS

             The Board of Directors has selected Berenson & Company LLP ("Berenson") as the Company's independent accountants for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Berenson was engaged in May 1995 and has audited the Company's financial statements for the years ended December 31, 1995 through December 31, 1998.

             Shareholder ratification of the selection of Berenson as the Company's independent accountants is not required by the Company's By-laws or otherwise. However, as was true for the 1998 Annual Meeting of Shareholders (at which the shareholders ratified the selection of Berenson), the Board is submitting the selection of Berenson to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the

Company and its stockholders. A representative of Berenson will not be present at the Meeting to make a statement or to be available to respond to appropriate questions.

             The affirmative vote of the holders of shares representing a majority of the votes represented in person or by proxy and entitled to vote at the meeting will be required to ratify the selection of Berenson & Company LLP. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF BERENSON & COMPANY, LLP AS THE COMPANY'S AUDITORS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

             The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock and Class A Common Stock as of May 4, 1999 for (i) each of the Company's directors (ii) each of the Company's executive officers (iii) each stockholder known to be the beneficial owner of more than five percent of any class of the Company's voting securities and (iv) all directors and executive officers as a group:


                                                         Beneficial Ownership
                                                             Common, and
                                                          Class A Common (1)
                                                                          Percentage of
 Name and address of                                                      Outstanding
 Beneficial Owner                                   Number (2)              Stock
 ----------------                                   ----------              -----

 George Q. Horowitz                                 611,794(3)              21.8%
       c/o Active Apparel Group, Inc.
       1350 Broadway, Suite 2300
       New York, NY 10018
 James K. Anderson                                  118,708(4)               4.2%
       4903 163rd Ave., N.E.
       Redmond, WA 98052
 Rita Cinque Kriss                                   96,700(5)               3.4%
       c/o Active Apparel Group, Inc.
       1350 Broadway, Suite 2300
       New York, NY 10018
 Larry Kring                                         29,742(6)               1.1%
       3265 126th Ave., N.E.
       Bellevue, WA 98005
 Edward R. Epstein                                    6,000(7)                *
       915 Middle River Drive
       Suite 419
       Fort Lauderdale, FL 33304
 Angelo Giusti                                        3,533(8)                *
       19 Deer Path
       Holmdel, NJ 07733

 All directors and                                   866,477(3)(4)          31.0%
 executive officers as a group (6 persons)           (5)(6)(7)(8)

(1) Under rules adopted by the Securities and Exchange Commission, a person is deemed to be a beneficial owner of securities with respect to which such person has or shares: (i) voting power, which includes the power to vote or direct the vote of the security, or (ii) investment power, which includes the power to dispose of or to direct the disposition of the security. Unless otherwise indicated below, the persons named in the table above have sole voting and investment power with respect to all shares beneficially owned.

(2) As of May 4, 1999, there were outstanding 2,492,581 shares of Common Stock and 100,000 shares of Class A Common Stock. The Class A Common stock, while held by George Horowitz, as they currently are, entitle George Horowitz to five (5) votes for each share held. Thus, while there are

        2,592,581 total shares outstanding (not including any unexercised options) this represents 2,992,581 votes.

(3) Consists of (i) 478,128 shares of Common Stock (500 of which are owned by minor children) (ii) 100,000 shares of super-voting Class A Common Stock issued to Mr. George Q. Horowitz in July 1995 in exchange for 112,500 shares of Common Stock and (iii) 33,666 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including (A) options to purchase 2,000 shares at an exercise price of $6.25 per share granted by Donald Horowitz, George Horowitz's brother, which expire on December 31, 1999, and (B) options to purchase 15,000 shares granted by the Company at the exercise price of $11.75 per share, which expire on November 3, 2005, and (C) options to purchase 16,666 shares at an exercise price $ 14.25 per share, which expire on November 7, 2006.

 (4) Consists of (i) 86,350 shares of Common Stock of which Mr. Anderson owns 80,000 shares of Common Stock with his wife, as joint tenants, and (ii) 32,358 shares of Common Stock issuable upon exercise of options excercisable currently or within 60 days, including
               (A)       839 shares @ $  1.75 expires December 31, 2004
               (B)       839 shares @ $  3.00 expires December 31, 2004
               (C)       839 shares @ $  5.00 expires December 31, 2004
               (D)       839 shares @ $  6.25 expires December 31, 2004
               (E)     4,706 shares @ $  0.85 expires December 31, 2003
               (F)    11,630 shares @ $  3.30 expires  June 30, 1999
               (G)     4,200 shares @ $  5.50 expires December 31, 1999
               (H)     3,200 shares @ $ 11.75 expires November 3, 2002
               (I)     3,200 shares @ $ 12.50 expires  January 2, 2003
               (J)     2,066 shares @ $ 14.75 expires  January 3, 2004

(5) Consists of (i) 76,200 shares of Common Stock and (ii) 20,500 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days including (A) options to purchase 10,500 shares of Common Stock at an exercise price of $11.75 per share, which expire on November 3, 2005 and (B) 10,000 shares of Common Stock at an exercise price of $14.75 per share, which expire on December 13, 2006.

(6) Consists of (i) 10,388 shares of Common Stock and (ii) 19,354 shares of Common Stock issuable upon the exercise of options currently exercisable or within 60 days, including (A) 3,100 shares of Common Stock at an exercise price of $11.75 per share, which expire on November 3, 2002,
        (B) 3,100 shares of Common Stock at $12.50 per share, which expire on January 2, 2003, and (C) options to purchase 2,066 shares at an exercise price of $14.75 per share, which expire on January 3, 2004. (D) 839 shares @ $ 1.75 expires December 31, 2004, (E) 839 shares @ $ 3.00 expires December 31, 2004, (F ) 839 shares @ $ 5.00 expires December 31, 2004, (G) 839 shares @ $ 6.25 expires December 31, 2004, (H) 3,762 shares @ $ 0.85 expires December 31, 2003, (I) 3,970 shares @ $ 3.30 expires June 30, 1999.
                                       8

(7) Consists of (i) 1,000 shares of Common Stock and (ii) 5,000 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days, including (A) options to purchase 3,000 shares of Common Stock at an exercise price of $12.50 per share, which expire on January 2, 2003 and (B) options to purchase 2,000 shares of Common Stock at an exercise price of $14.75 per share, which expire on January 3, 2004.

(8) Consists of (i) 700 shares of Common Stock (ii) 2,833 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days including (A) 2,000 shares of Common Stock at an exercise price of $14.75 per share which expire on January 3, 2004 and (B) 833 shares of Common Stock at an exercise price of $2.094 per share which expire on June 5, 2008.


                             EXECUTIVE COMPENSATION

        The following Summary Compensation Table sets forth certain information concerning total annual compensation paid to George Horowitz, the Company's
President,  Chief  Executive  Officer  and  Treasurer,  Rita Cinque  Kriss,  the
Company's Executive Vice President and Secretary and Angelo Giusti, Vice President of Operations (the "Named Executive Officers"), for services rendered in all capacities by them to the Company during fiscal years 1998, 1997 and, 1996.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION
      NAME AND                                                         OTHER ANNUAL     ALL OTHER
 PRINCIPAL POSITIONS                 YEAR      SALARY ($)   BONUS ($)  COMPENSATION   COMPENSATION ($)
 -------------------                 ----      ----------   ---------  ------------   ----------------
                                                                             ($)

George Horowitz(1)                   1998         265,000     12,000      19,534(3)    853(6)
   (President; Chief Executive
    Officer; Treasurer)              1997         265,000     18,000      17,257(4)    595(6)

                                     1996         250,000     24,000      18,635(5)    560(6)

Rita Cinque Kriss(1)                 1998         140,000          0      20,308(7)      0
 (Executive Vice President;
  Secretary)                         1997         140,000     12,000(2)    9,565(8)      0

                                     1996         125,000     16,000      12,155(9)      0

Angelo Giusti(1)                     1998         110,000          0           0         0
 (Vice President of
 Operations & Director)              1997          63,139(10)      0           0         0

(1) Other than George Horowitz, Rita Cinque Kriss and Angelo Giusti, no executive officer of the Company was paid more than $100,000 in total salary and bonus for Fiscal 1998, and accordingly, no other executive officers are included in the table above.

(2) The Company has agreed to pay the amount of tax owed on the bonus payment noted in the column above.

(3)         Consists  of an  aggregate  of  $19,534  paid to or on behalf of Mr.
            Horowitz by the Company in Fiscal 1998 in connection with automobile lease installment payments ($13,659), related insurance premiums ($1,088) and parking expenses ($4,787).

4)          Consists  of an  aggregate  of  $17,257  paid to or on behalf of Mr.
            Horowitz by the Company in Fiscal 1997 in connection with automobile lease installment payments ($13,660), related insurance premiums ($1,088) and parking expenses ($2,509).

(5)         Consists  of an  aggregate  of  $18,635  paid to or on behalf of Mr.
            Horowitz by the Company in Fiscal 1996 in connection with automobile lease installment payments ($13,659), related insurance premiums ($2,176) and parking expenses ($2,800).

(6) Represents premiums paid by the Company in Fiscal 1998, 1997 and 1996 on term life insurance policies for the benefit of Mr. Horowitz.

(7)         Consists  of an  aggregate  of  $12,732  paid to or on behalf of Ms.
            Cinque Kriss by the Company in Fiscal 1998 in connection with automobile lease installment payments ($8,019), related insurance premiums ($3,806) and parking expenses ($907), and $7,576 for income taxes on 1997 bonus.

(8)         Consists  of an  aggregate  of  $9,565  paid to or on  behalf of Ms.
            Cinque Kriss by the Company in Fiscal 1997 in connection with automobile lease installment payments ($5,601), related insurance premiums ($1,846) and parking expenses ($2,118).

(9)         Consists  of an  aggregate  of  $12,155  paid to or on behalf of Ms.
            Cinque Kriss by the Company in Fiscal 1996 in connection with automobile lease installment payments ($5,134), related insurance premiums ($4,216) and parking expenses ($2,805).

(10)        Mr. Giusti has been an employee of the Company since June 1997.

LONG-TERM INCENTIVE AND PENSION PLANS

            The Company currently has no long-term incentive or defined pension plans.

OPTION GRANTS IN LAST FISCAL YEAR


                  NUMBER OF     PERCENT OF
                 SECURITIES   TOTAL OPTIONS
                 UNDERLYING     GRANTED TO       EXERCISE OR
                   OPTIONS     EMPLOYEES IN      BASE PRICE
     NAME          GRANTED      FISCAL YEAR        ($/SH)       EXPIRATION DATE
     ----          -------      -----------        ------       ---------------

Angelo Giusti       2,500           15.6%         $2 3/32           6/5/08



            There were no other option grants to Named Executive Officers during the year ended December 31, 1998.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

               No stock options were exercised by the Named Executive Officers during the year ended December 31, 1998. The following sets forth certain information regarding unexercised options held by each of the Named Executive Officers at December 31, 1998.

                           NUMBER OF SECURITIES                     VALUE OF UNEXERCISED
                          UNDERLYING UNEXERCISED                       IN-THE-MONEY
                             OPTIONS HELD AT                            OPTIONS AT
                           DECEMBER 31, 1998(#)                   DECEMBER 31, 1998($)(1)
                           --------------------                   -----------------------

     NAME              EXERCISABLE        UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
     ----              -----------        -------------        -----------       -------------
George Horowitz          31,666               8,334                  0                    0
Rita Cinque Kriss        20,500               5,000                  0                    0
Angelo Giusti             1,000               4,500                  0              $15,078

(1) Represents the total gain that would be realized if all the in-the-money options held at December 31, 1998 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the closing sale price of Common Stock of $ 8 1/8 per share as reported on the Nasdaq SmallCap Market for December 31, 1998. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

                              EMPLOYMENT CONTRACTS

GEORGE HOROWITZ. The Company and George Horowitz are parties to an employment agreement, dated as of August 1, 1994 (the "Agreement") pursuant to which Mr. Horowitz serves as the President and Chief Executive Officer of the Company, for which Mr. Horowitz was paid an annual base salary of $125,000 from August 1, 1994 through December 31, 1994, $165,000 from January 1, 1995 through December 31, 1995, $250,000 from January 1, 1996 through December 31, 1996 and is paid an annual base salary of $265,000 commencing January 1, 1997 and continuing thereafter through the Term (as defined below) of the Agreement, unless increased by the Board of Directors on an annual basis during the Term. The initial term of the Agreement expires on July 31, 2000 but continues thereafter for additional one-year periods unless either Mr. Horowitz or the Company gives the other ninety days' prior written notice of non-renewal (as and if so extended, the "Term"). At the discretion of the Board of Directors, the Company may also pay Mr. Horowitz a cash bonus on or before December 31 of any year during the Term. In addition to such base salary and contingent cash bonuses, Mr. Horowitz is entitled to receive an automobile allowance which on August 12, 1996 was modified from $12,000 annually to reimbursement for an automobile commensurate with his position and duties with the Company (to include appropriate insurance), reimbursement for parking expenses which was modified from a limit of $6,000 annually to such amount as is reasonably and customarily charged in the area of the Company's principal offices, health and medical insurance and is entitled to participate in any retirement, life and disability insurance, dental insurance and any bonus, incentive or profit-sharing plans which the Company makes available from time to time to its executives. Mr. Horowitz is also entitled to receive reimbursement of all reasonable out-of-pocket expenses that he actually incurs relating to his services under the Agreement.

               The Agreement also restricts, generally, Mr. Horowitz from disclosing certain confidential information obtained by Mr. Horowitz during the Term for a period of three years following the termination or expiration of the Term, and further restricts Mr. Horowitz from competing with the Company (including soliciting the Company's employees or agents) for a period of one year following the expiration or termination of the Term. The Agreement may be terminated by the Company "for cause" (as defined in the Agreement), and in the event of such termination, or in the event of the voluntary resignation by Mr. Horowitz, the obligations of the Company under the Agreement will terminate (except with respect to certain indemnification, confidentiality and "non-compete" provisions). In the event of the termination of the Agreement by reason of Mr. Horowitz's death, his estate is entitled to receive an amount equal to twice his then-current base salary (which, in the case of Mr. Horowitz's death, may be funded, wholly or partially, by a life insurance policy paid for by the Company, at its option). If the Agreement is terminated for reasons other than Mr. Horowitz's death, voluntary resignation or "for cause," Mr. Horowitz will be entitled to receive an amount equal to twice his then-current base salary, plus all other amounts due to him under the Agreement through the date of such termination. The Company is the beneficiary of "key-executive" life insurance policies on George Horowitz in the amount of $5,000,000.

RITA CINQUE KRISS. The Company and Rita Cinque Kriss are parties to an employment agreement, dated as of August 1, 1994, pursuant to which Ms. Cinque Kriss serves as Executive Vice President of the Company, for which Ms. Cinque Kriss was paid an annual base salary of $70,000 from August 1, 1994 through December 31, 1994, $90,000 from January 1, 1995 through June 30, 1995, $105,000 from July 1, 1995  through  December  31,  1995,  $125,000  from January 1, 1996 through December 31, 1996, and is paid an annual base salary of $140,000 commencing January 1, 1997 and continuing thereafter through the Term (as defined below) of the agreement, unless increased by the Board of Directors on an annual basis during the Term. The initial term of such agreement expired on July 31, 1997 but was and will continue to be renewed for additional one-year periods unless either Ms. Cinque Kriss or the Company gives the other ninety days' prior written notice of non-renewal (as and if so extended, the "Term"). At the discretion of the Board of Directors, the Company may also pay Ms. Cinque Kriss a cash bonus on or before December 31 of any year during the Term. In addition to such base salary and contingent cash bonuses, Ms. Cinque Kriss is entitled to receive an automobile allowance of $9,000 annually, reimbursement for parking expenses up to $4,800 annually, health and medical insurance, and is also entitled to participate in any retirement, life and disability insurance, dental insurance and any bonus, incentive or profit-sharing plans which the Company makes available from time to time to its executives. Ms. Cinque Kriss is also entitled to receive reimbursement for all reasonable out-of-pocket expenses that she incurs relating to her services under such agreement. The Company is the beneficiary of a "key-executive" life insurance policy on Rita Cinque Kriss in the amounts of $1,000,000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               Edward R. Epstein, a Director, was paid $67,736 for legal services for the year ending December 31, 1998



                             SHAREHOLDERS PROPOSALS

In order to be eligible for inclusion in the Company's proxy materials for the next year's annual meeting of shareholders, any shareholder proposal (other than the submission of nominees for directors) must be received by the Company at its principal offices not later than the close of business on January 11, 2000. Management of the Company is allowed to use its discretionary proxy voting authority in connection with any shareholder proposal received by the Company after March 26, 2000 intended for presentation from the floor of the next annual meeting of shareholders.


                                  OTHER MATTERS

               The Board of Directors does not intend to present and has not been informed that any other person intends to present any matters for action at the Meeting other than those specifically referred to in this proxy statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.

               A copy of the Company's form 10-KSB containing the Company's financial statements for the year ending December 31, 1998, as filed with the SEC was included as part of the Company's Annual Report to Shareholders which is being furnished along with this Proxy Statement to all beneficial shareholders or shareholders of record on May 4, 1999. For further copies, please contact:
Secretary, ACTIVE APPAREL GROUP, INC., 1350 Broadway, Suite 2300, New York, NY 10018.

May 4, 1999

                                  By Order of the Board of Directors


                                  George Q. Horowitz
                                  President, Chief Executive Officer
                                   and Chairman of the Board

                           ACTIVE APPAREL GROUP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 11, 1999

                  The undersigned hereby appoints each of George Q. Horowitz and James Anderson as the undersigned's proxy, with full power of substitution, to vote all of the undersigned's shares of Common Stock and Class A Common Stock in Active Apparel Group, Inc. (the "Company"), at the Annual Meeting of Shareholders of the Company to be held on June 11, 1999 at 10:00 A.M. local time, at The Kitano, 66 Park Avenue, New York, New York 10016 in the Park Avenue Room on the 18th floor, or at any adjournment, on the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

PROPOSAL 1.   ELECTION OF DIRECTORS:


                                     WITHHOLD AUTHORITY
                                     to vote for
              FOR all nominees       nominees listed      Except for the
              listed below           below.               following nominees:

                                                          NOMINEES:

                     / /                    / /           George Horowitz,
                                                          James Anderson,
                                                          Rita Cinque Kriss,
                                                          Larry Kring,
                                                          Edward Epstein,
                                                          Angelo Giusti

PROPOSAL 2.   RATIFICATION OF THE COMPANY'S AUDITORS:

              FOR / /                AGAINST   / /               ABSTAIN  / /





                  (continued and to be signed on reverse side)

              EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICIATIONS MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND FOR PROPOSAL 2.


                                             Dated:___________, 1999


                                             ----------------------------------
                                             Signature


                                             ----------------------------------
                                             Signature if held jointly


SIGN EXACTLY, AS SET FORTH HEREIN. IF SIGNED AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. PROXIES BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER AND BEAR CORPORATE SEAL.

              PLEASE  SIGN AND  RETURN  THE  PROXY  CARD  PROMPTLY  IN  ENCLOSED
              ENVELOPE.